UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 29, 2008

                            SALISBURY BANCORP, INC.
               (Exact name of registrant as specified in charter)

           Connecticut                      000-24751             06-1514263
 (State or other jurisdiction of    (Commission File Number)    (IRS Employer
          incorporation)                                     Identification No.)

 5 Bissell Street, Lakeville, Connecticut                    06039-1868
 (Address of principal executive offices)                    (zip code)

       Registrant's telephone number, including area code: (860)435-9801

                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 5.        Corporate Governance and Management

         Item 5.02.   Departure of Directors or Certain Officers; Election of
                      -------------------------------------------------------
                      Directors; Appointment of  Certain Officers; Compensatory
                      ---------------------------------------------------------
                      Arrangements of Certain Officers
                      --------------------------------

                  (a) On December 31, 2008, John F. Perotti, Chairman and Chief Executive Officer of Salisbury Bancorp, Inc. (the "Company") and Salisbury Bank and Trust Company (the "Bank"), the Company's wholly-owned subsidiary, announced that effective June 8, 2009, Mr. Perotti is retiring as Chief Executive Officer of the Company and the Bank. Mr. Perotti's retirement is pursuant to his long-held personal plans which he has discussed with the Board of Directors for several years. Mr. Perotti selected his retirement date to coincide with the expiration of his term as President of the Connecticut Community Bankers Association (CCBA). Mr. Perotti will continue as a director of the Company and the Bank.

                  (b) Effective June 8, 2009, Richard J. Cantele, Jr., 49, who is currently President and Chief Operating Officer of the Company and the Bank, will become Chief Executive Officer and President of the Company and the Bank. Mr. Cantele has served as an Executive Officer of the Company since 2001 and of the Bank since 1989. Mr. Cantele also serves as a director of the Company and the Bank.

                  (c) Exhibits 99.1 Press Release dated December 31, 2008.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: December 31, 2008               SALISBURY BANCORP, INC.


                                       By:  /s/ John F. Perotti
                                            ------------------------------------
                                            John F. Perotti
                                            Chairman and Chief Executive Officer